                                                                   Exhibit 10.25


                            SIXTH AMENDMENT AGREEMENT

     This Sixth Amendment Agreement (the "Agreement") is entered into as of April 27, 2001 by and among Monitronics International, Inc., a Texas corporation (the "Company"), the holders of Preferred Stock listed on the Schedule of Preferred Holders attached hereto (the "Preferred Holders"), the holders of Common Stock Purchase Warrants listed on the Schedule of Warrant Holders attached hereto (the "Warrant Holders"), the holders of Common Stock listed on the Schedule of Common Shareholders attached hereto (the "Common Shareholders" and, together with the Preferred Holders and the Warrant Holders, the "Security Holders").

                                    Recitals

     The Company and certain of the Security Holders are parties to, among other agreements, the Preferred Stock Subordination Agreement, dated as of May 10, 1996, as amended by that certain Amendment Agreement, dated as of November 22, 1996, that certain Second Amendment Agreement, dated as of May 19, 1997, that certain Transfer, Assignment and Assumption Agreement and Third Amendment Agreement, dated as of January 1, 1998, that certain Transfer, Assignment and Assumption Agreement and Fourth Amendment Agreement dated, as of July 22, 1998, and that certain Fifth Amendment Agreement dated as of March 9, 1999 (as so amended, the "Preferred Subordination Agreement").

     The Company and certain of the Security Holders have entered into a Series D-1Preferred Stock Purchase Agreement, dated as of April 27, 2001 (the "Series D-1 Purchase Agreement"), providing, among other things, for the purchase by such Security Holders of up to 70,000 shares of Series D-1 Preferred Stock of the Company (such Security Holders hereinafter referred to as the "Purchasers").

     The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Exchange Agreement (the "Series C Exchange Agreement"), dated as of April 27, 2001, providing, among other things, for the exchange by certain Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Company for 1,409,375 shares of Series C Preferred Stock and 251,420 shares of Series C-i Preferred Stock of the Company.

     The Company and the Security Holders are parties to a Third Amended and Restated Shareholders Agreement, dated as of April 27, 2001 (as in effect from time to time, the "Shareholders Agreement").

     The parties hereto desire to take the actions contemplated by this Agreement in order to facilitate the transactions contemplated by the Series D-1 Purchase Agreement.

     Capitalized terms not defined elsewhere herein shall have the respective meanings assigned to them in the Shareholders Agreement or in the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), as applicable.

     In consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

     1. Addition of Purchasers as Parties to the Preferred Subordination Agreement. The parties hereto hereby consent to and approve of the addition of the Purchasers as parties to the Preferred Subordination Agreement, and acknowledge and agree that such Purchasers shall be bound by all of the terms and conditions of such agreement, as amended hereby and as from time to time in effect, and that such terms and conditions shall inure to the benefit of the Purchasers.

     2. Amendments to the Preferred Subordination Agreement.

     (a) The parties hereto that are parties to the Preferred Subordination Agreement hereby agree that the Preferred Subordination Agreement shall be amended by deleting the definitions of the terms "Preferred Stock" and "Purchase Agreement" in their entirety and substituting the following in lieu thereof:

     "Preferred Stock" shall mean the Company's preferred stock, $.01 par value per share, as authorized by the Company's Articles of Incorporation as filed and in effect on April 27, 2001, and as the same may be amended from time to time.

     "Purchase Agreement" shall mean the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by (i) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 22, 1996, and (ii) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 19, 1997, as amended by that certain Amendment, dated as of March 13, 1998, that certain Second Amendment, dated as of January 13, 1999, that certain Termination of Put Rights, dated as of June 15, 1998, that certain Third Amendment, dated as of March 9, 1999, and that certain Fourth Amendment, dated as of February 4, 2000.

     (b) Except as amended hereby, the Preferred Subordination Agreement shall remain in full force and effect.

     3. Amendments to the Series A Purchase Agreement.

     (a) The parties hereto that are parties to the Series A Purchase Agreement hereby agree that the Series A Purchase Agreement shall be amended as follows:

          (i) Section 4D(iv) shall be amended by deleting such section in its entirety and substituting the following in lieu thereof:

          "(iv) issue any capital stock, options, warrants or rights to purchase or acquire capital stock, or any other Equity Securities, other than
          (A) pursuant to the 1999 Stock Plan and the 2001 Stock Plan, (B) upon conversion of shares of Series A Preferred Stock, (C) upon conversion of shares of Series B Preferred Stock, (D) upon conversion of shares of Series C Preferred Stock, (E) pursuant to the Series C Exchange Agreement, (F) upon conversion of the Series D-l Preferred Stock, (G) pursuant to the Series D-1 Purchase Agreement, (H) the issuance of the Warrant Shares upon the exercise of the Warrants or (I) the Class A Common Stock issuable upon conversion of any outstanding

          Class B Common Stock (capitalized terms used in this section shall have the meanings ascribed to them in the Articles of Incorporation);".

          (ii) Section 4D(vi) shall be amended by deleting such section in its entirety and substituting the following in lieu thereof:

          "(vi) purchase, redeem or otherwise acquire or retire for value any of its capital stock or other Equity Securities or declare or make any dividend or other distribution with respect to any of its capital stock or other Equity Securities (other than dividends or distributions on shares of Common Stock and consisting solely of shares of Common Stock of the same class), except that this section shall not prevent the repurchase by the Company of (A) capital stock from employees at cost pursuant to agreements with such employees approved by the Board of Directors (with a majority of the Purchaser Directors concurring) or (B) Preferred Stock and Common Stock required under Article IV, Part 3 of the Articles of Incorporation (capitalized terms used in this section shall have the meanings ascribed to them in the Articles of Incorporation);".

          (iii) Section 6 shall be amended by inserting the following definition:

          "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended."

     (b) Except as amended hereby, the Series A Purchase Agreement shall remain in full force and effect.

     4. Amendments to the Series B Purchase Agreement.

     (a) The parties hereto that are parties to the Series B Purchase Agreement hereby agree that the Series B Purchase Agreement shall be amended as follows:

          (i) Section 7D(ii) shall be amended by deleting such section in its entirety and substituting the following in lieu thereof:

          "(ii) issue any capital stock, options, warrants or rights to purchase or acquire capital stock, or any other Equity Securities, other than
          (A) pursuant to the 1999 Stock Plan and the 2001 Stock Plan, (B) upon conversion of shares of Series A Preferred Stock, (C) upon conversion of shares of Series B Preferred Stock, (D) upon conversion of shares of Series C Preferred Stock, (E) pursuant to the Series C Exchange Agreement, (F) upon conversion of the Series D-l Preferred Stock, (G) pursuant to the Series D-l Purchase Agreement, (H) the issuance of the Warrant Shares upon the exercise of the Warrants or (I) the Class A

          Common Stock issuable upon conversion of any outstanding Class B Common Stock (capitalized terms used in this section shall have the meanings ascribed to them in the Articles of Incorporation);".

          (ii) Section 7D(viii) shall be amended by deleting such section in its entirety and substituting the following in lieu thereof:

          "(viii) purchase, redeem or otherwise acquire or retire for value any of its capital stock or other Equity Securities or declare or make any dividend or other distribution with respect to any of its capital stock or other Equity Securities (other than dividends or distributions on shares of Common Stock and consisting solely of shares of Common Stock of the same class), except that this section shall not prevent the repurchase by the Company of (A) capital stock from employees at cost pursuant to agreements with such employees approved by the Board of Directors (with a majority of the Purchaser Directors concurring) or (B) Preferred Stock and Common Stock required under Article IV, Part 3 of the Articles of Incorporation (capitalized terms used in this section shall have the meanings ascribed to them in the Articles of Incorporation);".

     (b) Except as amended hereby, the Series B Purchase Agreement shall remain in full force and effect.

     5. Amendments to the Note Agreement.

     (a) The parties hereto that are parties to the Note Agreement hereby agree that the Note Agreement shall be amended as follows:

          (i) Section 1.01 shall be amended by inserting the following definition:

          "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended."

          (ii) Section 7.02(g) shall be amended by deleting the text "Without the written consent of the Purchasers," the first time it appears in such provision and substituting the following in lieu thereof:

          "Without the written consent of the holders of the Notes,"

          (iii) Section 7.02(g)(iv) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

          "the Company from issuing Equity Securities (A) pursuant to the 1999 Stock Plan and the 2001 Stock Plan, (B) upon conversion of shares of Series A Preferred Stock, (C) upon conversion of shares of Series B Preferred Stock, (D) upon conversion of shares of

          Series C Preferred Stock, (E) pursuant to the Series C Exchange Agreement, (F) upon conversion of the Series D-1 Preferred Stock, (G) pursuant to the Series DI Purchase Agreement, (H) the issuance of the Warrant Shares upon the exercise of the Warrants or (I) the Class A Common Stock issuable upon conversion of any outstanding Class B Common Stock (capitalized terms used in this section shall have the meanings ascribed to them in the Articles of Incorporation).".

          (iv) Section 7.02(1) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

          "Make, or permit any Subsidiary to make, any Capital Expenditure during the fiscal year ending June 30, 2001 if, after giving effect thereto, the aggregate amount of all Capital Expenditures made by the Company and its Subsidiaries during such fiscal year would exceed Four Million Eight Hundred Thousand Dollars ($4,800,000), provided that the Company may, during the fiscal year ending June 30, 2001, carry forward up to Four Hundred Thousand Dollars ($400,000) of permitted but unused Capital Expenditures from the immediately preceding fiscal year, and provided further, that in no event shall Capital Expenditures exceed Five Million Two Hundred Thousand Dollars ($5,200,000) in such fiscal year. During the fiscal year ending June 30, 2002 and during each fiscal year thereafter, the Company will not, and will not permit any Subsidiary to, make any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures made by the Company and its Subsidiaries during such fiscal year would exceed Two Million Three Hundred Thousand Dollars ($2,300,000), provided that the Company may, during the fiscal year ending June 30, 2002 and during any fiscal year thereafter, carry forward up to Four Hundred Thousand Dollars ($400,000) of permitted but unused Capital Expenditures from the immediately preceding fiscal year, and provided further, that in no event shall Capital Expenditures exceed Two Million Seven Hundred Thousand Dollars ($2,700,000) in any such fiscal year."

     (b) Except as amended hereby, the Note Agreement shall remain in full force and effect.

     6. Consents, Waivers and Non-Contravention. Subject to compliance by the Purchasers with the terms of this Agreement, each of the Security Holders (other than the Purchasers, and, with respect to clause (e) only, the holders of the Series C Preferred Stock) hereby (a) consents to the issuance of the shares of Series D-1 Preferred Stock to the Purchasers pursuant to the terms of the Series D-1 Purchase Agreement and the adoption of the Articles of Amendment (as defined in the Series D-l Purchase Agreement), (b) consents to the exchange of the existing Series C Preferred Stock for the newly designated Series C Preferred Stock and Series C-i Preferred Stock pursuant to the Series C Exchange Agreement, (c) agrees that such issuance and adoption and such exchange will not constitute a breach or default under any of the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Note Agreement or the Credit Agreement, (d) other than with respect to the Series C Preferred Stock, agrees that such issuance and adoption and such exchange will not trigger any anti-dilution provisions under the Series A Purchase Agreement, the Series B Purchase Agreement, the Note Agreement, the Preferred B Warrants, the Heller Warrant Agreement, the Mezzanine Warrants or any other agreement, (e) waives any anti-dilution rights arising as a result of such issuance and adoption or such exchange that such Security Holder may have pursuant to any agreement and (f) waives any preemptive or similar rights arising as a result of such issuance and adoption or such exchange that such Security Holder may have pursuant to any other agreement.

     7. Miscellaneous.

     (a) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or by cable, telex, facsimile transmission, telegram or overnight delivery service, or 72 hours after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each party at such party's address set forth on the Schedule of Preferred Holders, Schedule of Warrant Holders or Schedule of Common Shareholders, as the case may.

     (b) Governing Law. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

     (c) Entire Agreement. This Agreement and the addendum, exhibits and schedules hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     (d) Amendment and Waiver. No amendment, modification or waiver of this Agreement or any provision hereof shall be effective unless made by the written agreement of all of the parties hereto.

     (e) Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be one and the same document

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                     * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       COMPANY:

                                       MONITRONICS INTERNATIONAL, INC.


                                       By:  /s/ James R. Hull
                                           -------------------------------------
                                           President and CEO


                                       SECURITY HOLDERS:

                                       AUSTIN VENTURES III-A, L.P.


                                       By: AV Partners III, L.P.,
                                           Its General Partner


                                           By: /s/ Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner,
                                               Authorized Signatory


                                       AUSTIN VENTURES III-B, L.P.


                                       By: AV Partners III, L.P.,
                                           Its General Partner


                                           By: /s/ Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner,
                                               Authorized Signatory


                                       AUSTIN VENTURES V, L.P.


                                       By: AV Partners V, L.P.,
                                           Its General Partner


                                           By: /s/ Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner,
                                               General Partner

                                       AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                       By: AV Partner V, L.P.,
                                           Its General Partner


                                           By: /s/Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner
                                               General Partner


                                       CAPITAL RESOURCE LENDERS II L.P.


                                       By: Capital Resource Partners H, L.P.,
                                           Its General Partner


                                           By:  /s/ illegible signature
                                               ---------------------------------
                                               General Partner


                                       WINDWARD CAPITAL PARTNERS II, L.P.


                                       By: Windward Capital GP II, LLC,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               Peter S. Macdonald,
                                               Managing Member


                                       WINDWARD CAPITAL LP II, LLC


                                       By:
                                           -------------------------------------
                                           Peter S. Macdonald,
                                           Managing Member


                                       HULL FAMILY LIMITED PARTNERSHIP, L.P.


                                       By: James R. Hull Management Trust,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               James R. Hull, Trustee

                                       AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                       By: AV Partner V, L.P.,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               Blaine F. Wesner
                                               General Partner


                                       CAPITAL RESOURCE LENDERS II L.P.


                                       By: Capital Resource Partners H, L.P.,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               General Partner


                                       WINDWARD CAPITAL PARTNERS II, L.P.


                                       By: Windward Capital GP II, LLC,
                                           Its General Partner


                                           By: /s/ Peter S. Macdonald
                                               ---------------------------------
                                               Peter S. Macdonald,
                                               Managing Member


                                       WINDWARD CAPITAL LP II, LLC


                                       By: /s/ Peter S. Macdonald
                                           -------------------------------------
                                           Peter S. Macdonald,
                                           Managing Member


                                       HULL FAMILY LIMITED PARTNERSHIP, L.P.


                                       By: James R. Hull Management Trust,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               James R. Hull, Trustee

                                       AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                       By: AV Partner V, L.P.,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               Blaine F. Wesner
                                               General Partner


                                       CAPITAL RESOURCE LENDERS II L.P.


                                       By: Capital Resource Partners H, L.P.,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               General Partner


                                       WINDWARD CAPITAL PARTNERS II, L.P.


                                       By: Windward Capital GP II, LLC,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               Peter S. Macdonald,
                                               Managing Member


                                       WINDWARD CAPITAL LP II, LLC


                                       By:
                                           -------------------------------------
                                           Peter S. Macdonald,
                                           Managing Member


                                       HULL FAMILY LIMITED PARTNERSHIP, L.P.


                                       By: James R. Hull Management Trust,
                                           Its General Partner


                                           By: /s/ James R. Hull
                                               ---------------------------------
                                               James R. Hull, Trustee

                                       /s/ Robert N. Sherman
                                       -----------------------------------------
                                       Robert N. Sherman


                                       /s/ Michael Meyers
                                       -----------------------------------------
                                       Michael Meyers


                                       /s/ Stephen Hedrick
                                       -----------------------------------------
                                       Stephen Hedrick


                                       /s/ Michael Gregory
                                       -----------------------------------------
                                       Michael Gregory


                                       PURCHASERS:

                                       ABRY PARTNERS IV, L.P.


                                       By: ABRY Capital Partners, L.P.,
                                           Its General Partner


                                           By: ABRY Capital Partners, LLC,
                                               Its General Partner


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                       ABRY INVESTMENT PARTNERSHIP, L.P.


                                       By: ABRY Investment GP, LLC,
                                           Its General Partner


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       -----------------------------------------
                                       Robert N. Sherman


                                       -----------------------------------------
                                       Michael Meyers


                                       -----------------------------------------
                                       Stephen Hedrick


                                       -----------------------------------------
                                       Michael Gregory


                                       PURCHASERS:

                                       ABRY PARTNERS IV, L.P.


                                       By: ABRY Capital Partners, L.P.,
                                           Its General Partner


                                           By: ABRY Capital Partners, LLC,
                                               Its General Partner


                                               By: /s/ Jay Grossman
                                                   -----------------------------
                                                   Name: Jay Grossman
                                                   Title: Vice President


                                       ABRY INVESTMENT PARTNERSHIP, L.P.


                                       By: ABRY Investment GP, LLC,
                                           Its General Partner


                                           By: /s/ Jay Grossman
                                               ---------------------------------
                                               Name: Jay Grossman
                                               Title: Vice President

                         SCHEDULE OF PREFERRED HOLDERS

Austin Ventures III-A, L.P.
Austin Ventures III-B, L.P.
Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
701 Brazos
Suite 1400
Austin, TX 78701
Facsimile: (512) 476-3952
Attn: Blaine F. Wesner

Capital Resource Lenders II, L.P.
c/o Capital Resource Partners
85 Merrimac Street
Suite 200
Boston, MA 02114
Facsimile: (617) 723-9819
Attn: Stephen M. Jenks

Windward Capital Partners II, L.P.
Windward Capital II L.P., LLC
1177 Avenue of the Americas
42nd Floor
New York, NY 10036
Facsimile: (212) 382-6534
Attn: Peter S. Macdonald

ABRY Partners IV, L.P.
ABRY Investment Partnership, L.P.
18 Newbury Street
Boston, MA 02116
Facsimile: (617) 859-7205
Attn: Jay Grossman

                          SCHEDULE OF WARRANT HOLDERS

Capital Resource Lenders II, L.P.
c/o Capital Resource Partners
85 Merrimac Street
Suite 200
Boston, MA 02114
Facsimile: (617) 723-9819
Attn: Stephen M. Jenks

Austin Ventures III-A, L.P.
Austin Ventures III-B, L.P.
Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
701 Brazos
Suite 1400
Austin, TX 78701
Facsimile: (512) 476-3952
Attn: Blaine F. Wesner

                        SCHEDULE OF COMMON SHAREHOLDERS

1.   Hull Family Limited Partnership, L.P.
     c/o Monitronics International, Inc.
     12801 Stemmons Freeway
     Suite 821
     Dallas, TX 75234
     Facsimile: (972) 919-1985

3.   Michael Meyers
     c/o Monitronics International, Inc.
     12801 Stemmons Freeway
     Suite 821
     Dallas, TX 75234
     Facsimile: (972) 919-1985

4.   Stephen Hedrick
     c/o Monitronics International, Inc.
     12801 Stemmons Freeway
     Suite 821
     Dallas, TX 75234
     Facsimile: (972) 919-1985

5.   Michael Gregory
     c/o Monitronics International, Inc.
     12801 Stemmons Freeway
     Suite 821
     Dallas, TX 75234
     Facsimile: (972) 919-1985